Exhibit 99.1

Newpark Resources Presentation November 2009

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the instability and effect of the credit and capital markets on the economy in general and the oil and gas industry in particular, the access to the credit markets by both Newpark and Newpark's customers; the outlook for drilling activity in North America and the rest of the world; the investigation of the certain accounting matters by the Securities and Exchange Commission; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; our ability to comply with our debt covenants; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

Company Overview 3 Specialized provider of: Fluids Systems and Engineering Environmental Services Well Site Construction Services Customers: Oil and Gas Industry Key geographic markets: North America North Africa Eastern Europe Brazil First Nine Months 2009 Revenue $355 million Environmental Services 10% Fluids Systems & Engineering 83% Well Site Construction 7%

Drilling Fluids - Market Share 4 Our worldwide market share has grown to 8% from 6% just four years ago Growth has come with independents, major international oil companies and national oil companies Source: Spears & Associates 2009 2008 Worldwide Fluids Market $9.1 billion market size Newpark Resources 6% Baker Hughes 13% Halliburton Corp. 23% Others 20% MI-Swaco 38% Newpark Resources 8% Baker Hughes 10% Halliburton Corp. 23% Others 20% MI-Swaco 39%

Technology 5 Focused on providing customized solutions for E&P operators to improve their drilling economics Off-shore - Deepwater & Shelf Land - Conventional & Unconventional Formations Proprietary & Patented Technology High Performance Water Based Systems High Performance Synthetic Based Systems Traditional & Hybrid Oil Based Systems

Fluids Systems and Engineering Scope of Operations - North America 6 Serves major North America basins; recently expanded to Appalachian - Marcellus Shale Growing presence in the Haynesville and Eagle Ford Shale Approximately 14% share of U.S. markets served in 20091 Approximately 20% share of the U.S. shale markets1 1 Source: Company estimate

Fluids Systems and Engineering Expanding Internationally 7 Targeted growth markets Italy, Algeria, Libya & Tunisia Brazil: Petrobras & IOC's New market opportunities: Turkey, Egypt and the Middle East Recent "landmark" events Petrobras deepwater contract Two successful wells in Black Sea Offshore work in Libya with IOC's & NOC FY08 Revenue Mix: 80% North America, 20% international First nine months of 2009 international revenue at 33% Core Operating Countries Short-term Growth Long-term Growth

Penetrating Brazilian Offshore Market 8 Brazilian fluids plant operational in September 2008 Capacity expansion completed in 2009 to support IOCs 2nd largest fluids capacity in Brazil Workforce of 127 people, primarily Brazilians and 3rd country nationals Contracts with Petrobras, XOM, Maersk and Alvarado Q3 revenues of $9 million

Environmental Services 9 Processes and disposes of E&P waste Non-hazardous oilfield waste Naturally occurring radioactive material Non-hazardous industrial waste Leading market position in U.S. Gulf Coast Uses low pressure injection technology Waste disposed into unique geological structures underground Has remained profitable during the downturn

Well Site Construction Services 10 Well Site Services Market areas some of hardest hit during this downturn South Louisiana rig count is significantly reduced Aggressively moved to reduce people and costs 55% headcount reduction over past 12 months Closed North Louisiana site construction business Composite Mat Sales & Rentals Redeployed mats to U.K. for rent in utility industry 4,000 mats in U.K. with strong utilization

Operational Highlights 11 Quickly responded to weak North American market conditions Aggressively cut costs to survive during 1st half of 2009 Lean North American organization well-positioned to capitalize on recovery Positioned for further growth in international businesses Mediterranean revenues remain stable Brazil revenues beginning to ramp up

3Q 2009 Summary 12 Turn around operating performance Total revenues of $118 million in Q3 2009 versus $110 million in Q2 2009, 8% increase Breakeven net income in Q3 versus 10¢ per share loss in Q2 2009 Quarter included $2.3 million of business interruption insurance proceeds Improved cash flow performance All segments cash flow positive; only Mats had operating loss. $10 million debt reduction during the quarter Complied with financial covenants for the quarter Fluids Systems and Engineering Market share recovery in U.S. market International presence expanding Mediterranean revenues remain stable Brazil saw strong revenue growth from new contracts

Capital Structure 13 Continued debt reduction from balance sheet liquidation; $53 million debt reduction YTD 2009 Executed waiver and amendment to existing revolving credit facility No significant near- term debt maturities: $10 million per year next four years Capital Structure - September 30, 2009 Capital Structure - September 30, 2009 $ in millions Revolver $ 85.0 Term Loan 40.0 Other 9.9 Total Debt 134.9 Equity 367.3 Total Capitalization $ 502.2 Debt / Capitalization 26.9%

Credit Agreement Changes 14 Following the amendment, we were in compliance with all covenants at September 30, 2009 Modified Consolidated Leverage Ratio as follows (maximum): Q3 Actual 2.89 : 1.00 Modified Consolidated Fixed Charge Ratio as follows (minimum): Q3 Actual 1.65 : 1.00 Financial covenant calculations will use annualized results rather than trailing four quarters until March 31, 2010

Credit Agreement Changes 15 Although revolver commitment was reduced from $175 million to $150 million, availability at September 30, 2009 was $61 million Amended the pricing grid (in basis points) as illustrated below (current pricing at level 2) : Margin for Margin for Level Total Debt/EBITDA Eurodollar ABR Commitment Fee 1 Less than 2.50 :1.00 400 300 50 2 2.50 to 2.99 :1.00 425 325 50 3 3.00 to 3.49 :1.00 500 400 50 4 3.50 to 3.99 :1.00 650 550 50 5 Greater than 3.99 :1.00 750 650 50

Summary & Market Outlook: 2010 16 We believe the worst is behind us Improving results in all three segments The North American market appears to have stabilized and is starting to recover Pace of recovery will be driven by natural gas prices, storage levels and demand Shale plays should experience above mean growth Pricing, while firmer, not expected to increase Our international markets expected to continue to be robust Activity in Brazil continues to ramp up, although lumpy at times Mediterranean business solid with growth in new, select markets Evaluating new markets for continued growth

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Experienced Leadership 22 Paul Howes President & CEO Jim Braun VP & CFO Mark Airola GC & Admin Officer Bill Moss VP Corporate Strategy & Development Bruce Smith President Fluids Systems and Engineering Tom Eisenman President Excalibar Minerals LLC Sammy Cooper President Mats & Integrated Services & Environmental Services

Management Biographies 23 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies 24 Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. William D. Moss, VP Corporate Strategy & Development: Bill joined Newpark in June 2008 as President, Mats and Integrated Services. In June 2009, he became VP Corporate Strategy & Development. Before joining Newpark, Mr. Moss held management positions at BJ Services Company, most recently, since 1997, as Division President of BJ Chemical Services, a provider of production and industrial chemicals, remedial pumping and capillary services to US and international customers. He previously served as Director, Logistics, of BJ Services with responsibility for worldwide logistics organization. From 1988 to 1995 Moss was Vice-President, International Operations of Western Petroleum Services International and prior to that, he spent 10 years in numerous leadership positions at Western Company of North America. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986. Samuel L. Cooper, President Mats & Integrated Services and Environmental Services: Sammy joined Newpark in August 2005 as Vice President-Sales and in November 2005 became President of its subsidiary, Newpark Environmental Management Company, LLC. In June 2009, he also become the President of Mats & Integrated Services. Prior to joining Newpark, from February 2002 to July 2005, he was at USFilter, a Siemens business that recovers, recycles and reuses lubricants and fluids, where he served as Southeast Regional Business Unit Manager then as Director of Operations of the Hydrocarbon Recovery group. From August 1998 through October 2001, he served as Senior Vice President and then as Regional Vice President of U.S. Liquids Inc., a provider of liquid waste management services.